Exhibit 10.62

CNL Income Properties, Inc.

Schedule of Omitted Agreements

The following lease agreements have not been filed as exhibits to this Post-Effective Amendment No. Seven to the Registration Statement pursuant to Instruction 2 of Item 601 of Regulation S-K:

Asset Purchase Agreements:

1.	First Amendment to Asset Purchase Agreement dated December 8, 2006 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

2.	Second Amendment to Asset Purchase Agreement dated December 22, 2006 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

3.	Asset Purchase Agreement dated January 9, 2007 between Brighton Resort, LLC, a Michigan Limited Liability Company and CNL Income Partners, LP, a Delaware Limited Partnership.

4.	Third Amendment to Asset Purchase Agreement dated March 15, 2007 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

5.	Fourth Amendment to Asset Purchase Agreement dated May 31, 2007 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

Leases:

1.	Lease Agreement dated as of January 8, 2007 by and between CNL Income Brighton, LLC, a Delaware limited liability company and Brighton Resort, LLC, a Michigan limited liability company.
2.	Lease Agreement dated as of January 20, 2007 by and between CNL Income Northstar, LLC, a Delaware limited liability company, and Trimont Land Company, a California corporation.
3.	Lease Agreement dated as of January 20, 2007 by and between CNL Income Snoqualmie, LLC, a Delaware limited liability company, and Ski Lifts, Inc., a Washington corporation.
4.	Lease Agreement dated as of January 20, 2007 by and between CNL Income Loon Mountain, LLC, a Delaware limited liability company, and Loon Mountain Recreation Corporation, a New Hampshire corporation.
5.	Lease Agreement dated as of January 20, 2007 by and between CNL Income Sierra, LLC, a Delaware limited liability company, and Sierra-at-Tahoe, Inc., a Delaware corporation.
6.	Personal Property Lease Agreement dated as of January 20, 2007 by and between CNL Income Northstar TRS Corp., a Delaware limited liability company, and Trimont Land Company, a California corporation.
7.	Personal Property Lease Agreement dated as of January 20, 2007 by and between CNL Income Loon Mountain TRS Corp., a Delaware limited liability company, and Loon Mountain Recreation Corporation, a New Hampshire corporation.
8.	Personal Property Lease Agreement dated as of January 20, 2007 by and between CNL Income Sierra TRS Corp., a Delaware limited liability company, and Sierra-at-Tahoe, Inc., a Delaware corporation.
9.	Personal Property Lease Agreement dated as of January 20, 2007 by and between CNL Income Snoqualmie TRS Corp., a Delaware limited liability company, and Ski Lifts, Inc., a Washington corporation.
10.	Canyon Springs Golf Club, San Antonio, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Canyon Springs, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

11.	Lake Park Golf Club, Lewisville, Texas Sub-Concession Agreement dated as of November 16, 2006 by and between CNL Income Lake Park, LLC, a Delaware Limited Liability Company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
12.	Plantation Golf Club, Frisco, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Plantation, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
13.	Clear Creek Golf Club, Houston, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Clear Creek, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
14.	The Golf Club at Fossil Creek, Fort Worth, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Fossil Creek, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
15.	Mansfield National Golf Club, Mansfield, Texas Sublease Agreement dated as of November 16, 2006 by and between CNL Income Mansfield, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.

CNL Income Properties, Inc.

Schedule of Omitted Agreements

16.	The Golf Club at Cinco Ranch, Katy, Texas Lease Agreement dated as of November 16, 2006 by and between CNL Income Cinco Ranch, LLC, a Delaware limited liability company, and Assigns, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
17.	Operating Lease and Sublease Agreement dated as of December 22, 2006 by and between CNL Income Sandusky Marina, LLC, a Delaware Limited Liability Company and Marinas International Consolidated, L.P., a Delaware Limited Partnership.
18.	Sublease Agreement dated as of December 22, 2006 by and between CNL Income Pier 121 Marina, LLC, a Delaware Limited Liability Company, and Marinas International Consolidated, L.P., a Delaware Limited Partnership.
19.	Sublease Agreement dated as of December 22, 2006 by and between CNL Income Burnside Marina, LLC, a Delaware Limited Liability Company, and Marinas International Consolidated, L.P., a Delaware Limited Partnership.
20.	Operating Lease and Sublease Agreement dated as of December 22, 2006 by and between CNL Income Lakefront Marina, LLC, a Delaware Limited Liability Company and Marinas International Consolidated, L.P., a Delaware Limited Partnership.
21.	Sublease Agreement dated as of December 22, 2006 by and between CNL Income Beaver Creek Marina, LLC, a Delaware Limited Liability Company, and Marinas International Consolidated, L.P., a Delaware Limited Partnership.
22.	Mesa Del Sol Golf Club, Yuma, Arizona Lease Agreement dated as of December 22, 2006 by and between CNL Income Mesa Del Sol, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
23.	Royal Meadows Golf Club, Kansas City, Missouri Lease Agreement dated as of December 22, 2006 by and between CNL Income Royal Meadows, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
24.	Painted Hills Golf Club, Kansas City, Missouri Lease Agreement dated as of December 22, 2006 by and between CNL Income Painted Hills, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
25.	Fox Meadow Country Club, Medina, Ohio Lease Agreement dated as of December 22, 2006 by and between CNL Income Fox Meadow, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
26.	Weymouth Country Club, Medina, Ohio Lease Agreement dated as of December 22, 2006 by and between CNL Income Weymouth, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
27.	Signature of Solon Country Club, Solon, Ohio Lease Agreement dated as of December 22, 2006 by and between CNL Income Signature of Solon, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
28.	LakeRidge Country Club, Lubbock, Texas Lease Agreement dated as of December 22, 2006 by and between CNL Income LakeRidge, LLC, a Delaware limited liability company, and Evergreen Alliance Golf Limited, L.P. a Delaware Limited Partnership.
29.	Darien Lake Lease Agreement dated as of April 5, 2007 by and between CNL Income Darien Lake, LLC, Landlord, and PARC Darien Lake, LLC, Tenant.
30.	Elitch Gardens Lease Agreement dated as of April 5, 2007 by and between CNL Income Elitch Gardens, LLC, Landlord, and PARC Elitch Gardens, LLC, Tenant.
31.	Frontier City Lease Agreement dated as of April 5, 2007 by and between CNL Income Frontier City, LLC, Landlord, and PARC Frontier City, LLC, Tenant.
32.	Splashtown Lease Agreement dated as of April 5, 2007 by and between CNL Income Splashtown, LLC, Landlord, and PARC Splashtown, LLC, Tenant.
33.	White Water Bay Lease Agreement dated as of April 5, 2007 by and between CNL Income White Water Bay, LLC, Landlord, and PARC White Water Bay, LLC, Tenant.

CNL Income Properties, Inc.

Schedule of Omitted Agreements

34.	WaterWorld Lease Agreement dated as of April 5, 2007 by and between CNL Income WaterWorld, LLC, Landlord, and PARC WaterWorld, LLC, Tenant.

35.	Lease Agreement dated as of June 8, 2007 between CNL Income Manasquan Marina, LLC and Marinas International Consolidated, L.P.

36.	Lease Agreement dated as of June 8, 2007 between CNL Income Crystal Point Marina, LLC and Marinas International Consolidated, L.P.

Loan Agreements/Mortgages:

1.	Loan Agreement dated November 14, 2006, by CNL Income Palmetto, LLC, et al., Borrower and Sun Life Assurance Company of Canada, Lender.
2.	Amended And Restated Loan Agreement dated November 30, 2006, by CNL Income Palmetto, LLC, et al., Borrower and Sun Life Assurance Company of Canada, Lender.
3.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 by and between CNL Income Talega, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.
4.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 by and between CNL Income Valencia, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.
5.	Multi-State Mortgage and Security Agreement dated November 30, 2006 between CNL Income Weston Hills, LLC and Sun Life Assurance Company of Canada.
6.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Palmetto, LLC and Sun Life Assurance Company of Canada
7.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Bear Creek, LLC and Sun Life Assurance Company of Canada
8.	Deed of Trust, Security Agreement and Fixture Filing dated November 14, 2006 by and between CNL Income South Mountain, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.
9.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 by and between CNL Income Plantation, LLC and Sun Life Assurance Company of Canada.
10.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 by and between CNL Income Mansfield, LLC and Sun Life Assurance Company of Canada.
11.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 by and between CNL Income Fossil Creek, LLC and Sun Life Assurance Company of Canada.
12.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 by and between CNL Income Cinco Ranch, LLC and Sun Life Assurance Company of Canada.
13.	Third Amended and Restated Loan Agreement dated June 8, 2007 by CNL Income Palmetto, LLC, et al., Borrower and Sun Life Assurance Company of Canada, Lender.
14.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Fox Meadow, LLC and Sun Life Assurance Company of Canada.
15.	Deed of Trust, Security Agreement and Fixture Filing dated June 8, 2007 between CNL Income Mesa Del Sol, LLC and Sun Life Assurance Company of Canada.
16.	Mortgage and Security Agreement dated June 8, 2007 between CNL Income Painted Hills, LLC and Sun Life Assurance Company of Canada.
17.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Signature of Solon, LLC and Sun Life Assurance Company of Canada.
18.	Deed of Trust and Security Agreement dated June 8, 2007 between CNL Income Royal Meadows, LLC and Sun Life Assurance Company of Canada.
19.	Deed of Trust, Security Agreement and Financing Statement dated June 8, 2007 between CNL Income Lakeridge, LLC and Sun Life Assurance Company of Canada.
20.	Leasehold Deed of Trust, Security Agreement and Financing Statement dated June 8, 2007 between Grapevine Golf Club, L.P. and Sun Life Assurance Company of Canada.
21.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Weymouth, LLC and Sun Life Assurance Company of Canada.

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